UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

THE PANTRY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (919) 774-6700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2013, The Pantry, Inc. issued a press release announcing, among other things, the results for its third fiscal quarter ended June 27, 2013. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Item 2.02 of this report, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

99.1         Press Release dated August 6, 2013
99.2         The Pantry, Inc. Earnings Call Presentation dated August 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ B. Clyde Preslar
B. Clyde Preslar Senior Vice President, Chief Financial Officer

Date: August 6, 2013

EXHIBIT INDEX

 Exhibit No.     Description

99.1         Press Release dated August 6, 2013
99.2         The Pantry, Inc. Earnings Call Presentation dated August 6, 2013